Document is copied.
                                                                    EXHIBIT 10.8

                    ADDENDUM TO CONSULTING SERVICES AGREEMENT
                    -----------------------------------------

     GORDON & ASSOCIATES STRATEGIC INVESTMENTS, INC. ("G&A"), and PINNACLE BUSINESS MANAGEMENT, INC. ("Pinnac1e"), enter this Addendum ("Addendum") to the Consulting Services Agreement the ("Agreement") executed on May 19, 1999.

     WHEREAS, G&A entered into the Agreement for the purpose of providing to Pinnacle contacts with potential strategic partners to enter a business development arrangement to benefit Pinnacle and a strategic partner. G&A has rendered and will render business development services in connection with the proposed business venture. The individuals listed herein have assisted and will assist Pinnacle in developing the same business venture as G&A. The Agreement provides that G&A may instruct Pinnacle to issue stock to nominees designated by G&A as compensation for services under the Agreement.

     Now THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the parties agree as follows:

1. The individuals listed on Exhibit A have rendered and will render business development services to Pinnacle. Pinnacle agrees issue the number of shares listed on Exhibit A to each designated individual as compensation for the consulting services they have rendered and will render to Pinnacle.

2. The individuals listed on Exhibit A are hereby named by G&A as the nominees to whom Pinnacle shall issue the number of shares listed on Exhibit A, for their services under the Agreement and this Addendum.

3. The individuals listed on Exhibit A have rendered and will render their consulting services to Pinnacle on the same terms as those stated in the Agreement between G&A and Pinnacle.

4. This Addendum may be signed in multiple counterparts, which together will constitute one original document.

       Agreed  and  executed  to  be  effective  as  of  May  19,  1999.

GORDON  &  ASSOCIATES                      PINNACLE  BUSINESS
STRATEGIC  INVESTMENTS,  INC.              MANAGEMENT,  INC.

_____________________________              _________________________________


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                                 Exhibit "A" to
                    Addendum to Consulting Services Agreement


Consultant                        Number of Shares

Dennis  L.  Gordon                      20,414,620
Joel  A.  Gordon                         8,324,515
Robert  F.  Siegrist                     6,055,886
James  Alexander                         1,000,000
Rod  K.  Whiton                              7,500
Rod  K.  Whiton  Trust                     525,000
----------------------               -------------

TOTAL                                   36,327,521


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